UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2006

RAIT Investment Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o RAIT Partnership, L.P., 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 861-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2006, a subsidiary of RAIT Investment Trust ("RAIT"), RAIT Finance I, LLC ("Seller"), entered into a Master Repurchase Agreement (the "Repurchase Agreement") with UBS Real Estate Securities Inc. ("Buyer") to finance RAIT’s investments on a short-term basis prior to obtaining long-term financing. Under the Repurchase Agreement, Seller may seek to sell eligible assets consisting of mezzanine loans or mortgage loans to Buyer and agrees to repurchase those assets on a date certain at a repurchase price generally equal to the original purchase price plus interest, less any payments received by Buyer. The Repurchase Agreement is a $160.0 million uncommitted facility, meaning that Buyer must agree to each asset financed under the Repurchase Agreement and that the aggregate outstanding purchase price of transactions outstanding under the Repurchase Agreement cannot exceed $160.0 million. The Repurchase Agreement terminates on November 20, 2006, but may be extended for an additional three months or more if Seller requests and Buyer agrees. The repurchase date for each transaction under the Repurchase Agreement cannot be later than the termination date. For financial reporting purposes, RAIT intends to characterize all of its transactions under the Repurchase Agreement as on-balance sheet financing transactions. In satisfaction of a condition precedent to Buyer’s obligation to purchase any assets under the Repurchase Agreement, on September 20, 2006 RAIT entered into a Guarantee in favor of Buyer guaranteeing Seller’s obligations under the Repurchase Agreement and related agreements up to a maximum amount of $100.0 million.

Each asset financed under the Repurchase Agreement will be purchased by Buyer at a percentage of the asset’s value on the purchase date and Seller will pay interest to Buyer equal to the daily application of the one-month LIBOR plus a pricing spread. The applicable percentage is 75% for assets bearing interest at a fixed rate and 80% for assets bearing interest at a floating rate. In addition, the Repurchase Agreement limits the aggregate asset value of all mezzanine loans held by Buyer to a maximum of 35% of the aggregate balance of all transactions under the Repurchase Agreement, subject to a maximum asset value of $70.0 million.

If at any time the aggregate asset value of all assets purchased by the Buyer is less than the aggregate purchase price for all outstanding transactions, Buyer may require Seller to transfer sufficient cash to Buyer to reduce the aggregate purchase price until it does not exceed this aggregate asset value.

RAIT’s ability to finance investments under the Repurchase Agreement is subject to its ongoing compliance with a number of covenants. The Repurchase Agreement also contains customary events of default, including a cross default provision. If an event of default occurs, the repurchase date for each transaction under the Repurchase Agreement may be accelerated to the date of default, at Buyer’s option. For events of default relating to insolvency and receivership, the repurchase date for each transaction under the Repurchase Agreement is automatically accelerated to the date of default.

Upon entering into the Repurchase Agreement, Seller transferred assets to Buyer for an aggregate purchase price of $26.76 million at an interest rate of 6.33%. RAIT anticipates it will use the net proceeds primarily to make investments.

Affiliates of Buyer have performed in the past, and may perform in the future, additional banking, investment banking and/or advisory services for RAIT and its affiliates for which for which they have received customary payments, fees and expenses. In connection with RAIT’s proposed merger with Taberna Realty Finance Trust described in RAIT’s registration statement on Form S-4 (file no. 333-136197), the special committee of the board of trustees of RAIT engaged UBS Securities LLC, an affiliate of Buyer, as its financial advisor and agreed to pay fees for these services described in that registration statement. On September 20, 2006, UBS Securities LLC was engaged to assist RAIT in connection with a proposed securitization transaction for which it would receive customary payments, fees and expenses.

The foregoing descriptions of the Repurchase Agreement and the Guarantee are not complete and are qualified in their entirety by reference to the Repurchase Agreement and the Guarantee, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are hereby incorporated into this report by reference.

The Repurchase Agreement and the Guarantee, which have been included to provide investors with information regarding their terms, contain representations and warranties of each of RAIT and Seller. The assertions embodied in those representations and warranties were made for purposes of the Repurchase Agreement and the Guarantee and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Repurchase Agreement and the Guarantee. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a shareholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Repurchase Agreement and the Guarantee together with the other related information that RAIT publicly files in reports and statements with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this report is hereby incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description of Documents

10.1 Master Repurchase Agreement dated as of September 20, 2006 between RAIT Finance I, LLC and UBS Real Estate Securities Inc.

10.2 Guarantee dated as of September 20, 2006 made by RAIT Investment Trust on behalf of RAIT Finance I, LLC in favor of UBS Real Estate Securities Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Investment Trust

September 26, 2006	By:	/s/ Ellen J. DiStefano

Name: Ellen J. DiStefano
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Master Repurchase Agreement dated as of September 20, 2006 between RAIT Finance I, LLC and UBS Real Estate Securities Inc.
10.2	Guarantee dated as of September 20, 2006 made by RAIT Investment Trust on behalf of RAIT Finance I, LLC in favor of UBS Real Estate Securities Inc.